                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-22003
                                              -----------------------

                         Nuveen Core Equity Alpha Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                              Semi-Annual Report
                                                                   JUNE 30, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN CORE EQUITY
                                                     ALPHA FUND
                                                     JCE

Mathematically-driven investment strategy that seeks to generate risk-adjusted excess returns

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

On behalf of all of us at Nuveen Investments, I'd like to use this first report of the Nuveen Core Equity Alpha Fund (JCE) to welcome the shareholders of this Fund to our closed-end fund family. JCE was introduced in late March 2007. As of June 30, 2007, the initial proceeds from the common share offering had been received and invested. I am pleased you have chosen a Nuveen closed-end fund that is designed to provide you with a high level of current income and gains from a portfolio positioned to play an important role in a well-balanced portfolio.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Fund, its portfolio management strategies or its dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
August 15, 2007

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JCE

Nuveen Core Equity Alpha Fund (JCE) was introduced in late March 2007 and is managed by Enhanced Investment Technologies, LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. The Fund is managed on a team basis under the direction of Chief Investment Officer Dr. Robert Fernholz, PhD. Here they talk about the economic environment and performance of the Fund over the period March 27, 2007 (commencement of operations) through June 30, 2007.

WHAT WERE THE BASIC STRATEGIES AND TACTICS YOU USED TO MANAGE THE FUND DURING THIS PERIOD?

INTECH uses a volatility capture strategy to manage the Fund's portfolio. The key element in being able to construct a portfolio that seeks to generate an excess return over the S&P 500 Index is in establishing the target weights in the stocks. The optimization process analyzes individual volatilities of the stocks and their correlation to one another in an effort to construct a potentially more efficient portfolio that attempts to outperform the S&P 500 Index while maintaining the same or less risk. The Fund also employs an option strategy to enhance the Fund's risk adjusted returns over time. The Fund wrote
(sold) call options primarily on custom baskets of securities. The sale of equity call options was used to generate current gains to partially offset Equity Portfolio losses under certain market conditions. The option strategy is administered by Nuveen Asset Management, the Fund's investment adviser.

The Fund's equity investment policy was established by INTECH using the application of a proprietary mathematical process. This unique approach involves no specific sector or security selection decisions based on fundamentals. Rather, the investment process is designed to determine potentially more efficient weightings of the securities held in the portfolio utilizing a specific mathematical formula in an attempt to optimize the Fund's equity holdings and rebalance them as appropriate.

For the Nuveen Core Equity Alpha Fund, the process begins with the universe of securities in the S&P 500 Index. Next, INTECH narrows this universe of stocks by excluding the small percentage of equities that represent less than 1 basis point in the Index.

With this investment universe established, the Fund seeks to achieve optimal equity weightings while adhering to the following parameters:

- Attempt to maximize information ratio, a measure of the excess return produced by an investment manager divided by the amount of risk the manager takes relative to the S&P 500 Index;

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

- Keep the weightings of individual security positions within the Fund to 2.5% plus the security's weighting in the S&P 500 at the time of purchase (although portfolio weights may slightly exceed these constraints over time due to market action);

- Maintain a portfolio beta that is less than or equal to beta of the S&P 500 Index.

Within this framework, the Fund uses a mathematically based optimization routine designed to build a portfolio that will outperform the S&P 500 Index over the long term. Target proportions for individual securities are established using stochastic calculus to determine potentially more efficient weightings of each stock in the portfolio.

Once those proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions every six business days and partially re-optimized weekly. Portfolio turnover is expected to be approximately 80%-120% per year.

HOW DID THE FUND PERFORM?

The performance of JCE, as well as the performance of the comparative index or benchmark, is presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
Since inception (3-27-07 through 6-30-07)

JCE                                                             1.05%

S&P 500                                                         6.28%

INTECH's investment process requires some level of volatility to be present in individual stocks that can be "captured" in our optimization and rebalancing process. There will be individual years in which the performance of the Fund may exceed or underperform our expected targets, over the long term our investment strategy is designed to provide returns in excess of the S&P 500 Index with equal or less risk. Should individual stock volatility go to zero, that would create an environment where generating excess returns would be virtually impossible using our system.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, please see the Performance Overview page in this report.
--------------------------------------------------------------------------------


The mathematical algorithm that is the basis of the Fund's investment process seeks to combine stocks with high relative volatility and low correlation in a potentially more efficient combination of stocks than is found in the benchmark index. These target weights are then maintained over time and the portfolio is re-optimized and re-balanced on a periodic basis. Since the investment process searches for stocks that are volatile relative to the index, this tends to lead toward the smaller members of the large cap stock universe. Consequently, the weighted average market capitalization of the Fund's portfolio often will tend to be smaller than the weighted average market capitalization of the S&P 500 Index.

As a result, size can be a relevant factor influencing short and intermediate-term performance. Empirical evidence shows that over the long term, size (the dominance of small cap stocks over large cap stocks or vice versa) is a neutral influence. However, in the short term, it can impact the performance of active managers relative to a passive benchmark. Due to the smaller-size bias that is inherent in the Fund's investment strategy, when market capital is flowing into the larger stocks and fewer and fewer stocks are driving the index returns, this can be a relative drag on performance. During periods when the market broadens and capital flows from larger to smaller stocks, the Fund's smaller stock tendency may prove to be a positive for performance.

Over the relatively short period covered in this first shareholder report, larger cap stocks have performed well. This has been a positive for the return of the S&P 500 Index as a whole, but much of the Index's performance over this period has come from stocks within the Index that were not held by the Fund, or not held in the same weights. As a result, over the few months of this reporting period, the Fund has trailed the performance of the S&P 500.

Distribution and Share Price
                                                                     INFORMATION

This Fund has a managed distribution policy. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

The Fund declared its initial quarterly distribution of $0.4300 per share in May 2007.

Important points to understand about a managed distribution program are:

- The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's distributions and total return performance for the period March 27, 2007 (commencement of operations) through June 30, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions. Information regarding such distributions in the future will likely vary based on the Fund's investment activities and portfolio investment value changes at that time.

----------------------------------------------------------------------------
AS OF 6/30/2007                                                          JCE
----------------------------------------------------------------------------
 Inception date                                                      3/27/07
 Period 3/27/07 (commencement of operations) through 6/30/07:
   Per share distribution:
   From net investment income                                          $0.05
   From realized capital gains                                            --
   From return of capital                                               0.38
                                                                     -------
 Total per share distribution                                          $0.43
                                                                     =======
 Distribution rate on NAV                                              2.28%
 Cumulative since inception total return on NAV                        1.05%
----------------------------------------------------------------------------

At the end of the reporting period, the Fund's share price was trading at 2.70% discount to its NAV.

       JCE                             Nuveen
       PERFORMANCE                     Core Equity
       OVERVIEW                        Alpha Fund
                                              as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
   (PORTFOLIO ALLOCATION CHART)

Common Stocks                                                                    96.7
Short-Term Investments                                                            3.3

2007 DISTRIBUTIONS PER SHARE
     (MONTHLY DISTRIBUTIONS BAR CHART)

June                                                                             0.43

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

3/30/07                                                                             20
                                                                                    20
                                                                                    20
                                                                                 20.03
                                                                                 20.05
                                                                                    20
                                                                                    20
                                                                                  19.9
                                                                                 19.72
                                                                                 19.22
                                                                                 19.74
                                                                                  19.2
                                                                                  18.7
                                                                                 18.12
6/30/07                                                                          18.36


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $18.36
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.87
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -2.70%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.37%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $308,610
-------------------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN
(Inception 3/27/07)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
Since Inception                                                   -6.05%        1.05%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Electric Utilities                                                              11.7%
-------------------------------------------------------------------------------------
Media                                                                            6.3%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           5.9%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  4.9%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              4.3%
-------------------------------------------------------------------------------------
Insurance                                                                        3.5%
-------------------------------------------------------------------------------------
Real Estate Investment Trust                                                     3.4%
-------------------------------------------------------------------------------------
Multiline Retail                                                                 3.4%
-------------------------------------------------------------------------------------
Food Products                                                                    3.2%
-------------------------------------------------------------------------------------
Food & Staples Retailing                                                         3.2%
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies                                                 3.0%
-------------------------------------------------------------------------------------
Household Products                                                               2.8%
-------------------------------------------------------------------------------------
Software                                                                         2.6%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          2.6%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.6%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 2.6%
-------------------------------------------------------------------------------------
Hotels Restaurants & Leisure                                                     2.6%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 2.5%
-------------------------------------------------------------------------------------
Oil, Gas, & Consumable Fuels                                                     2.4%
-------------------------------------------------------------------------------------
Machinery                                                                        2.2%
-------------------------------------------------------------------------------------
Textiles Apparel & Luxury Goods                                                  2.1%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 2.0%
-------------------------------------------------------------------------------------
Metals & Mining                                                                  1.9%
-------------------------------------------------------------------------------------
Tobacco                                                                          1.5%
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments                                               1.5%
-------------------------------------------------------------------------------------
Communications Equipment                                                         1.2%
-------------------------------------------------------------------------------------
Other                                                                           14.1%
-------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

         JCE
          Nuveen Core Equity Alpha Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 94.1%
             AEROSPACE & DEFENSE - 4.1%
    15,400   Boeing Company                                                                                  $    1,480,864
    33,800   General Dynamics Corporation                                                                         2,643,836
     3,800   Goodrich Corporation                                                                                   226,328
     6,600   Honeywell International Inc.                                                                           371,448
     1,300   L-3 Communications Holdings, Inc.                                                                      126,607
    48,200   Lockheed Martin Corporation                                                                          4,537,066
       400   Northrop Grumman Corporation                                                                            31,148
    10,600   Precision Castparts Corporation                                                                      1,286,416
    29,100   Raytheon Company                                                                                     1,568,199
     4,000   Rockwell Collins, Inc.                                                                                 282,560
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                           12,554,472
             --------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.9%
    39,800   Goodyear Tire & Rubber Company, (1)                                                                  1,383,448
    13,000   Johnson Controls, Inc.                                                                               1,505,010
---------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                2,888,458
             --------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 1.1%
    37,800   General Motors Corporation                                                                           1,428,840
    31,200   Harley-Davidson, Inc.                                                                                1,859,832
---------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                    3,288,672
             --------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.0%
     3,700   Anheuser-Busch Companies, Inc.                                                                         192,992
     2,200   Coca-Cola Company                                                                                      115,082
    10,900   Molson Coors Brewing Company, Class B                                                                1,007,814
    26,200   PepsiCo, Inc.                                                                                        1,699,070
---------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                      3,014,958
             --------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.3%
    21,000   Gilead Sciences, Inc., (1)                                                                             814,170
---------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 2.5%
     2,400   Bank of New York Company, Inc.                                                                          99,456
     9,600   Franklin Resources, Inc.                                                                             1,271,712
    16,200   Goldman Sachs Group, Inc.                                                                            3,511,350
    18,900   JPMorgan Chase & Co.                                                                                   915,705
       200   Lehman Brothers Holdings Inc.                                                                           14,904
     6,500   Merrill Lynch & Co., Inc.                                                                              543,270
    14,700   Morgan Stanley                                                                                       1,233,036
---------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                7,589,433
             --------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.8%
     1,300   Ashland Inc.                                                                                            83,135
     1,900   Dow Chemical Company                                                                                    84,018
       200   E.I. Du Pont de Nemours and Company                                                                     10,168
    16,500   Ecolab Inc.                                                                                            704,550
    12,400   Hercules Incorporated, (1)                                                                             243,660
    18,200   International Flavors & Fragrances Inc.                                                                948,948
     6,500   Sigma-Aldrich Corporation                                                                              277,355
---------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                      2,351,834
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 2.3%
    55,600   Bank of America Corporation                                                                          2,718,284
     1,000   BB&T Corporation                                                                                        40,680
    21,600   Compass Bancshares, Inc.                                                                             1,489,968
    22,400   Mellon Financial Corporation                                                                           985,600
       500   Northern Trust Corporation                                                                              32,120
     5,900   PNC Financial Services Group, Inc.                                                                     422,322
     9,800   Sovereign Bancorp, Inc.                                                                                207,172
     2,100   SunTrust Banks, Inc.                                                                                   180,054
     1,500   Synovus Financial Corp.                                                                                 46,050

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
    21,500   U.S. Bancorp                                                                                    $      708,425
     9,800   Wells Fargo & Company                                                                                  344,666
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                               7,175,341
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 0.3%
       700   Automatic Data Processing, Inc.                                                                         33,929
     2,800   Equifax Inc.                                                                                           124,376
     3,800   Fiserv, Inc., (1)                                                                                      215,840
    10,400   R.R. Donnelley & Sons Company                                                                          452,504
       400   Waste Management, Inc.                                                                                  15,620
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                   842,269
             --------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 1.1%
    27,100   Avaya Inc., (1)                                                                                        456,364
    87,700   Cisco Systems, Inc., (1)                                                                             2,442,445
    25,400   Juniper Networks Inc., (1)                                                                             639,318
---------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                       3,538,127
             --------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 2.5%
    17,300   Apple, Inc., (1)                                                                                     2,111,292
    22,000   EMC Corporation, (1)                                                                                   398,200
    75,100   Hewlett-Packard Company                                                                              3,350,962
     7,100   International Business Machines Corporation (IBM)                                                      747,275
     8,500   Lexmark International, Inc., Class A, (1)                                                              419,135
     9,900   NCR Corporation, (1)                                                                                   520,146
     4,400   Network Appliance, Inc., (1)                                                                           128,480
---------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                        7,675,490
             --------------------------------------------------------------------------------------------------------------
             CONSTRUCTION MATERIALS - 0.3%
     8,400   Vulcan Materials Company                                                                               962,136
---------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.2%
    10,800   Ameriprise Financial, Inc.                                                                             686,556
---------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.8%
    12,200   Ball Corporation                                                                                       648,674
    25,600   Pactiv Corporation, (1)                                                                                816,384
     2,300   Sealed Air Corporation                                                                                  71,346
    14,800   Temple-Inland Inc.                                                                                     910,644
---------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                         2,447,048
             --------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 1.0%
     2,100   Ambac Financial Group, Inc.                                                                            183,099
       800   Bear Stearns Companies Inc.                                                                            112,000
             Chicago Merchantile Exchange Holdings Inc., Class
     1,900    A                                                                                                   1,015,284
    15,800   Citigroup Inc.                                                                                         810,382
       900   Moody's Corporation                                                                                     55,980
    11,300   Principal Financial Group, Inc.                                                                        658,677
     3,300   T. Rowe Price Group Inc.                                                                               171,237
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                 3,006,659
             --------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 5.5%
   289,500   AT&T Inc.                                                                                           12,014,250
    22,600   CenturyTel, Inc.                                                                                     1,108,530
    23,900   Citizens Communications Company                                                                        364,953
    18,900   Embarq Corporation                                                                                   1,197,693
     4,200   Sprint Nextel Corporation                                                                               86,982
    19,700   Verizon Communications Inc.                                                                            811,049
   103,400   Windstream Corporation                                                                               1,526,184
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                        17,109,641
             --------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 11.0%
    82,600   AES Corporation, (1)                                                                                 1,807,288
    38,700   Allegheny Energy, Inc., (1)                                                                          2,002,338
    61,300   American Electric Power Company, Inc.                                                                2,760,952
    76,700   CenterPoint Energy, Inc.                                                                             1,334,580
    47,500   CMS Energy Corporation                                                                                 817,000
     7,000   Consolidated Edison, Inc.                                                                              315,840
    33,200   Constellation Energy Group                                                                           2,894,044
    11,600   DTE Energy Company                                                                                     559,352

         JCE
        Nuveen Core Equity Alpha Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
    18,100   Edison International                                                                            $    1,015,772
    33,300   Entergy Corporation                                                                                  3,574,755
    13,600   Exelon Corporation                                                                                     987,360
    53,200   FirstEnergy Corp.                                                                                    3,443,636
    79,100   FPL Group, Inc.                                                                                      4,488,134
    45,900   PG&E Corporation                                                                                     2,079,270
    21,100   Pinnacle West Capital Corporation                                                                      840,835
    31,700   PPL Corporation                                                                                      1,483,243
     3,400   Progress Energy, Inc.                                                                                  155,006
    11,500   Southern Company                                                                                       394,335
     3,900   TECO Energy, Inc.                                                                                       67,002
    18,100   TXU Corp.                                                                                            1,218,130
    88,000   Xcel Energy, Inc.                                                                                    1,801,360
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                            34,040,232
             --------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.4%
     3,400   MEMC Electronic Materials, (1)                                                                         207,808
     4,500   Perkinelmer Inc.                                                                                       117,270
    60,400   Thermo Fisher Scientific, Inc., (1)                                                                  3,123,888
    13,800   Waters Corporation, (1)                                                                                819,168
---------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                             4,268,134
             --------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 0.2%
     5,100   National-Oilwell Varco Inc., (1)                                                                       531,624
---------------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 3.0%
     2,800   CVS Caremark Corporation                                                                               102,060
   107,400   Kroger Co.                                                                                           3,021,162
    98,300   Safeway Inc.                                                                                         3,345,149
    34,300   SUPERVALU INC                                                                                        1,588,776
     6,500   Sysco Corporation                                                                                      214,435
    16,500   Wm. Wrigley Jr. Company                                                                                912,615
---------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                       9,184,197
             --------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 3.0%
     8,500   Archer-Daniels-Midland Company                                                                         281,265
    20,500   Campbell Soup Company                                                                                  795,605
    60,200   ConAgra Foods, Inc.                                                                                  1,616,972
    17,000   Dean Foods Company                                                                                     541,790
    29,200   General Mills, Inc.                                                                                  1,705,864
    36,700   H.J. Heinz Company                                                                                   1,742,149
     6,300   Kellogg Company                                                                                        326,277
    12,100   McCormick & Company, Incorporated                                                                      461,978
    10,200   Monsanto Company                                                                                       688,908
    45,800   Tyson Foods, Inc., Class A                                                                           1,055,232
---------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                  9,216,040
             --------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.2%
     5,500   KeySpan Corporation                                                                                    230,890
     6,000   Nicor Inc.                                                                                             257,520
     5,900   NiSource Inc.                                                                                          122,189
     1,600   Questar Corporation                                                                                     84,560
     2,500   Spectra Energy Corporation                                                                              64,900
---------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                    760,059
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
     8,900   AmerisourceBergen Corporation                                                                          440,283
     8,300   Applera Corporation-Applied Biosystems Group                                                           253,482
    49,100   Baxter International Inc.                                                                            2,766,294
     6,100   Becton, Dickinson and Company                                                                          454,450
    21,800   Biomet, Inc.                                                                                           996,696
     4,500   C. R. Bard, Inc.                                                                                       371,835
     1,900   St. Jude Medical Inc., (1)                                                                              78,831
    32,200   Stryker Corporation                                                                                  2,031,498
    16,000   Zimmer Holdings, Inc., (1)                                                                           1,358,240
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                               8,751,609
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 2.4%
     8,200   Aetna Inc.                                                                                             405,080
     5,500   Bausch and Lomb Inc.                                                                                   381,920

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES (continued)
    35,700   CIGNA Corporation                                                                               $    1,864,254
    13,200   Humana Inc., (1)                                                                                       804,012
    21,300   Laboratory Corporation of America Holdings, (1)                                                      1,666,938
    13,700   Manor Care, Inc.                                                                                       894,473
    16,300   Medco Health Solutions, Inc., (1)                                                                    1,271,237
     3,100   UnitedHealth Group Incorporated                                                                        158,534
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                               7,446,448
             --------------------------------------------------------------------------------------------------------------
             HOTELS RESTAURANTS & LEISURE - 2.4%
     6,100   Carnival Corporation                                                                                   297,497
     6,700   Harrah's Entertainment, Inc.                                                                           571,242
    26,200   Hilton Hotels Corporation                                                                              876,914
    38,100   International Game Technology                                                                        1,512,570
    22,400   Marriott International, Inc., Class A                                                                  968,576
    54,600   McDonald's Corporation                                                                               2,771,496
     8,900   Wendy's International, Inc.                                                                            327,075
     2,600   YUM! Brands, Inc.                                                                                       85,072
---------------------------------------------------------------------------------------------------------------------------
             Total Hotels Restaurants & Leisure                                                                   7,410,442
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.5%
     5,200   Harman International Industries Inc.                                                                   607,360
    21,100   Newell Rubbermaid Inc.                                                                                 620,973
     8,800   Snap-on Incorporated                                                                                   444,488
---------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                             1,672,821
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 2.6%
    56,600   Colgate-Palmolive Company                                                                            3,670,510
     8,300   Kimberly-Clark Corporation                                                                             555,187
    62,600   Procter & Gamble Company                                                                             3,830,494
---------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                             8,056,191
             --------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 0.5%
     2,400   American Standard Companies Inc.                                                                       141,552
    39,900   General Electric Company                                                                             1,527,372
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                       1,668,924
             --------------------------------------------------------------------------------------------------------------
             INSURANCE - 3.3%
     2,300   Allstate Corporation                                                                                   141,473
     4,700   American International Group, Inc.                                                                     329,141
     1,000   Assurant Inc.                                                                                           58,920
       600   Chubb Corporation                                                                                       32,484
    10,900   Lincoln National Corporation                                                                           773,355
    92,400   Loews Corporation                                                                                    4,710,552
     2,100   Marsh & McLennan Companies, Inc.                                                                        64,848
     2,400   MBIA Inc.                                                                                              149,328
    13,800   MetLife, Inc.                                                                                          889,824
     2,600   Prudential Financial, Inc.                                                                             252,798
     9,200   SAFECO Corporation                                                                                     572,792
     3,700   Torchmark Corporation                                                                                  247,900
    15,400   Travelers Companies, Inc.                                                                              823,900
    35,400   Unum Group                                                                                             924,294
     1,300   XL Capital Ltd, Class A                                                                                109,577
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                     10,081,186
             --------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 1.0%
    22,800   Amazon.com, Inc., (1)                                                                                1,559,748
    40,400   IAC/InterActiveCorp., (1)                                                                            1,398,244
---------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                      2,957,992
             --------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 0.4%
     2,400   Google Inc., Class A, (1)                                                                            1,256,112
---------------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.6%
    28,200   Convergys Corporation, (1)                                                                             683,568
    10,700   Fidelity National Information Services                                                                 580,796
    16,200   First Data Corporation                                                                                 529,254
---------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                    1,793,618
             --------------------------------------------------------------------------------------------------------------

         JCE
        Nuveen Core Equity Alpha Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 1.1%
    35,600   Hasbro, Inc.                                                                                    $    1,118,196
    90,000   Mattel, Inc.                                                                                         2,276,100
---------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                   3,394,296
             --------------------------------------------------------------------------------------------------------------
             MACHINERY - 2.1%
     9,000   Cummins Inc.                                                                                           910,890
     5,400   Deere & Company                                                                                        651,996
    31,200   PACCAR Inc.                                                                                          2,715,648
    17,400   Pall Corporation                                                                                       800,226
    16,900   Terex Corporation, (1)                                                                               1,373,970
---------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                      6,452,730
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 5.9%
    22,800   CBS Corporation, Class B                                                                               759,696
     4,822   Citadel Broadcasting Corporation                                                                        31,102
    23,100   Clear Channel Communications, Inc.                                                                     873,642
   117,900   Comcast Corporation, Class A, (1)                                                                    3,315,348
   155,600   DIRECTV Group, Inc., (1)                                                                             3,595,916
     4,300   Dow Jones & Company, Inc.                                                                              247,035
    77,400   Interpublic Group Companies, Inc., (1)                                                                 882,360
    19,300   McGraw-Hill Companies, Inc.                                                                          1,313,944
     4,000   Meredith Corporation                                                                                   246,400
   147,400   News Corporation, Class A                                                                            3,126,354
    25,500   Omnicom Group Inc.                                                                                   1,349,460
    39,800   Time Warner Inc.                                                                                       837,392
    51,800   Walt Disney Company                                                                                  1,768,452
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                         18,347,101
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.8%
    23,100   Allegheny Technologies, Inc.                                                                         2,422,728
    11,400   Freeport-McMoRan Copper & Gold, Inc.                                                                   944,148
    22,900   Nucor Corporation                                                                                    1,343,085
     7,500   United States Steel Corporation                                                                        815,625
---------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                5,525,586
             --------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 3.2%
    26,900   Big Lots, Inc., (1)                                                                                    791,398
     4,500   Dillard's, Inc., Class A                                                                               161,685
    40,500   Dollar General Corporation                                                                             887,760
     4,200   Family Dollar Stores, Inc.                                                                             144,144
       500   Federated Department Stores, Inc.                                                                       19,890
    29,400   J.C. Penney Company, Inc.                                                                            2,127,972
    46,200   Kohl's Corporation, (1)                                                                              3,281,586
    16,700   Nordstrom, Inc.                                                                                        853,704
     7,900   Sears Holding Corporation, (1)                                                                       1,339,050
     3,100   Target Corporation                                                                                     197,160
---------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                               9,804,349
             --------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.9%
     3,800   Dominion Resources, Inc.                                                                               327,978
     5,000   Duke Energy Corporation                                                                                 91,500
    48,200   Dynegy Inc., (1)                                                                                       455,008
     2,900   Integrys Energy Group, Inc.                                                                            147,117
     3,800   Public Service Enterprise Group Incorporated                                                           333,564
    24,000   Sempra Energy                                                                                        1,421,520
---------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                2,776,687
             --------------------------------------------------------------------------------------------------------------
             OFFICE ELECTRONICS - 0.1%
     9,100   Xerox Corporation, (1)                                                                                 168,168
---------------------------------------------------------------------------------------------------------------------------
             OIL, GAS, & CONSUMABLE FUELS - 2.2%
    12,200   Chevron Corporation                                                                                  1,027,728
     1,500   Devon Energy Corporation                                                                               117,435
    44,600   Exxon Mobil Corporation                                                                              3,741,048
    23,400   Marathon Oil Corporation                                                                             1,403,064
     5,000   Williams Companies, Inc.                                                                               158,100
     6,400   XTO Energy, Inc.                                                                                       384,640
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas, & Consumable Fuels                                                                   6,832,015
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.3%
     3,100   MeadWestvaco Corporation                                                                        $      109,492
    10,400   Weyerhaeuser Company                                                                                   820,872
---------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                          930,364
             --------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.2%
    12,800   Avon Products, Inc.                                                                                    470,400
     4,200   Estee Lauder Companies Inc., Class A                                                                   191,142
---------------------------------------------------------------------------------------------------------------------------
             Total Personal Products                                                                                661,542
             --------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 4.6%
    21,600   Abbott Laboratories                                                                                  1,156,680
    18,400   Allergan, Inc.                                                                                       1,060,576
     3,600   Bristol-Myers Squibb Company                                                                           113,616
    29,200   Celgene Corporation, (1)                                                                             1,674,036
    26,900   Forest Laboratories, Inc., (1)                                                                       1,227,985
    11,200   Johnson & Johnson                                                                                      690,144
     3,700   King Pharmaceuticals Inc., (1)                                                                          75,702
   124,800   Merck & Co. Inc.                                                                                     6,215,040
    56,400   Schering-Plough Corporation                                                                          1,716,816
     4,200   Watson Pharmaceuticals Inc., (1)                                                                       136,626
     3,600   Wyeth                                                                                                  206,424
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                               14,273,645
             --------------------------------------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST - 3.2%
    15,200   Apartment Investment & Management Company, Class A                                                     766,384
    11,300   Archstone-Smith Trust                                                                                  667,943
     1,100   AvalonBay Communities, Inc.                                                                            130,768
    29,400   Boston Properties, Inc.                                                                              3,002,622
     2,800   Developers Diversified Realty Corporation                                                              147,588
    11,700   Equity Residential                                                                                     533,871
     8,200   Host Hotels & Reosrts Inc.                                                                             189,584
    28,600   Kimco Realty Corporation                                                                             1,088,802
     2,800   ProLogis                                                                                               159,320
     4,600   Public Storage, Inc.                                                                                   353,372
     6,100   Simon Property Group, Inc.                                                                             567,544
    21,500   Vornado Realty Trust                                                                                 2,361,560
---------------------------------------------------------------------------------------------------------------------------
             Total Real Estate Investment Trust                                                                   9,969,358
             --------------------------------------------------------------------------------------------------------------
             REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
    11,500   CB Richard Ellis Group, Inc., Class A, (1)                                                             419,750
---------------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.2%
    10,900   CSX Corporation                                                                                        491,372
       600   Union Pacific Corporation                                                                               69,090
---------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                      560,462
             --------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 0.4%
     1,600   KLA-Tencor Corporation                                                                                  87,920
    15,300   Novellus Systems, Inc., (1)                                                                            434,061
    14,600   NVIDIA Corporation, (1)                                                                                603,126
---------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                     1,125,107
             --------------------------------------------------------------------------------------------------------------
             SOFTWARE - 2.5%
    10,700   Adobe Systems Incorporated, (1)                                                                        429,605
    44,000   BMC Software, Inc., (1)                                                                              1,333,200
             Cognizant Technology Solutions Corporation, Class
    10,600    A, (1)                                                                                                795,954
    22,100   Compuware Corporation, (1)                                                                             262,106
     1,300   Electronic Arts Inc. (EA), (1)                                                                          61,516
     4,900   Intuit Inc., (1)                                                                                       147,392
    35,700   Microsoft Corporation                                                                                1,052,079
   147,600   Oracle Corporation, (1)                                                                              2,909,196
    29,600   Symantec Corporation, (1)                                                                              597,920
     2,800   VeriSign, Inc., (1)                                                                                     88,844
---------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                       7,677,812
             --------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 1.9%
     5,900   Abercrombie & Fitch Co., Class A                                                                       430,582
     9,900   AutoZone, Inc., (1)                                                                                  1,352,538
       900   Limited Brands, Inc.                                                                                    24,705
     7,600   OfficeMax Inc.                                                                                         298,680

         JCE
        Nuveen Core Equity Alpha Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL (continued)
    28,400   RadioShack Corporation                                                                          $      941,176
    22,000   Sherwin-Williams Company                                                                             1,462,340
    17,400   Tiffany & Co.                                                                                          923,244
    18,400   TJX Companies, Inc.                                                                                    506,000
---------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                               5,939,265
             --------------------------------------------------------------------------------------------------------------
             TEXTILES APPAREL & LUXURY GOODS - 2.0%
    35,700   Coach, Inc., (1)                                                                                     1,691,823
    24,500   Nike, Inc., Class B                                                                                  1,428,105
    11,900   Polo Ralph Lauren Corporation                                                                        1,167,509
    19,400   VF Corporation                                                                                       1,776,652
---------------------------------------------------------------------------------------------------------------------------
             Total Textiles Apparel & Luxury Goods                                                                6,064,089
             --------------------------------------------------------------------------------------------------------------
             TOBACCO - 1.4%
    17,100   Altria Group, Inc.                                                                                   1,199,394
    22,300   Reynolds American Inc.                                                                               1,453,960
    33,700   UST Inc.                                                                                             1,810,027
---------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                        4,463,381
             --------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $286,848,399)                                                            290,426,600
             ==============================================================================================================

   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                              COUPON       MATURITY                           VALUE
-----------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.2%
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.6%
 $    5,000    United States of America Treasury Bills                   0.000%       7/19/07                  $    4,989,376
      3,000    United States of America Treasury Bills                   0.000%       9/13/07                       2,972,188
-----------------------------------------------------------------------------------------------------------------------------
      8,000    Total U.S. Government and Agency Obligations                                                         7,961,564
-----------------------------------------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS - 0.6%
      2,017    Repurchase Agreement with Fixed Income Clearing           4.000%       7/02/07                       2,017,150
                Corporation, dated 6/29/07, repurchase price
                $2,017,822, collateralized by $1,605,000 U.S.
                Treasury Bonds, 8.000%, due 11/15/21, value
                $2,058,413
-----------------------------------------------------------------------------------------------------------------------------
 $   10,017    TOTAL SHORT-TERM INVESTMENTS (COST $9,978,714)                                                       9,978,714
=============================================================================================================================
               TOTAL INVESTMENTS ($296,827,113) - 97.3%                                                           300,405,314
               ==============================================================================================================

                                                                  NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                               AMOUNT (2)            DATE       PRICE                  VALUE
-----------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN -- (0.5)% (3)
  (804,677)  Custom Basket 4 NASDAQ                             $(80,467,700)      7/10/07    $     100.00     $     (466,230)
  (793,666)  Custom Basket 1 NASDAQ                             (79,366,586)       8/02/07          100.00           (987,797)
-----------------------------------------------------------------------------------------------------------------------------
(1,598,343)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED      (159,834,286)                                      (1,454,027)
              $3,179,051)
=============================================================================================================================
             OTHER ASSETS LESS LIABILITIES -- 3.2%                                                                  9,658,555
             ================================================================================================================
             NET ASSETS -- 100%                                                                                $  308,609,842
             ================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                   UNREALIZED
                             CONTRACT   NUMBER OF    CONTRACT      VALUE AT       APPRECIATION
   TYPE                      POSITION   CONTRACTS   EXPIRATION   JUNE 30, 2007   (DEPRECIATION)
   --------------------------------------------------------------------------------------------
   S&P 500 Index                 Long          32         9/07   $  12,123,200   $        7,104
   ============================================================================================

        (1)      Non-income producing.
        (2)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price.
        (3)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                June 30, 2007 (Unaudited)

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $296,827,113)                     $300,405,314
Receivables:
  Dividends                                                        377,227
  Interest                                                             448
  Investments sold                                              13,406,111
---------------------------------------------------------------------------
     Total assets                                              314,189,100
---------------------------------------------------------------------------
LIABILITIES
Call options written, at value (premiums received
  $3,179,051)                                                    1,454,027
Payables:
  Investments purchased                                          3,789,665
  Variation margin on futures contracts                             14,400
Accrued expenses:
  Management fees                                                  240,682
  Other                                                             80,484
---------------------------------------------------------------------------
     Total liabilities                                           5,579,258
---------------------------------------------------------------------------
Net assets                                                    $308,609,842
===========================================================================
Shares outstanding                                              16,355,240
===========================================================================
Net asset value per share outstanding                         $      18.87
===========================================================================
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Shares, $.01 par value per share                              $    163,552
Paid-in surplus                                                311,572,132
Undistributed (Over-distribution of) net investment income      (6,212,526)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                       (2,223,645)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                    5,310,329
---------------------------------------------------------------------------
Net assets                                                    $308,609,842
===========================================================================
Authorized shares                                                Unlimited
===========================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                      For the Period March 27, 2007
                                      (commencement of operations)
                                      through June 30, 2007 (Unaudited)

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $  1,244,725
Interest                                                              419,270
-----------------------------------------------------------------------------
Total investment income                                             1,663,995
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                       735,554
Shareholders' servicing agent fees and expenses                            43
Custodian's fees and expenses                                          24,083
Trustees' fees and expenses                                             2,536
Professional fees                                                      11,444
Shareholders' reports - printing and mailing expenses                  33,655
Investor relations expense                                             15,902
Other expenses                                                         21,189
-----------------------------------------------------------------------------
Total expenses before custodian fee credit                            844,406
  Custodian fee credit                                                   (638)
-----------------------------------------------------------------------------
Net expenses                                                          843,768
-----------------------------------------------------------------------------
Net investment income                                                 820,227
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                       1,238,138
  Futures                                                             710,610
  Call options written                                             (4,172,393)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                       3,578,201
  Futures                                                               7,104
  Call options written                                              1,725,024
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             3,086,684
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            $  3,906,911
=============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                      For the Period March 27, 2007
                                      (commencement of operations)
                                      through June 30, 2007 (Unaudited)

------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $     820,227
Net realized gain (loss) from:
  Investments                                                        1,238,138
  Futures                                                              710,610
  Call options written                                              (4,172,393)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                        3,578,201
  Futures                                                                7,104
  Call options written                                               1,725,024
------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                3,906,911
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income                         (7,032,753)
------------------------------------------------------------------------------
Increase (decrease) in net assets
  from distributions to shareholders                                (7,032,753)
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares, net of offering costs                311,635,600
------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                     311,635,600
------------------------------------------------------------------------------
Net increase (decrease) in net assets                              308,509,758
Net assets at the beginning of period                                  100,084
------------------------------------------------------------------------------
Net assets at the end of period                                  $ 308,609,842
==============================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                           $  (6,212,526)
==============================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Core Equity Alpha Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($11,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide an attractive level of total return primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected by employing a proprietary mathematical process designed by the Fund's subadviser, Enhanced Investment Technologies, LLC ("INTECH"), that seeks to provide, over time, risk-adjusted excess returns above the S&P 500 Index with an equal or lesser amount of relative investment risk.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. If the pricing service is unable to supply a price for an investment or derivative instrument the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,000) and pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs of $649,400 was recorded as a reduction of the proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Option Transactions

The Fund is authorized to write (sell) call options. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the period March 27, 2007 (commencement of operations) through June 30, 2007, the Fund sold 16,350,000 shares.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

3. INVESTMENT TRANSACTIONS

Purchases and sales (excluding put options, call options written, short-term investments and derivative transactions) for the period March 27, 2007 (commencement of operations) through June 30, 2007, were as follows:

-----------------------------------------------------------------------------------
Purchases                                                              $355,482,075
Sales                                                                    68,481,030
-----------------------------------------------------------------------------------

Transactions in call options written during the period March 27, 2007 (commencement of operations) through June 30, 2007, were as follows:

                                                                          NUMBER OF            PREMIUMS
                                                                          CONTRACTS            RECEIVED
-------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                --             $     --
Call options written                                                     3,694,540            6,289,437
Call options terminated in closing purchase transactions                (2,096,197)          (3,110,386)
Call options expired                                                            --                   --
-------------------------------------------------------------------------------------------------------
Outstanding, end of period                                               1,598,343           $3,179,051
-------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2007, the cost of investments (excluding call options written) was as follows:

--------------------------------------------------------------------------------
Cost of investments                                                 $296,827,112
--------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at June 30, 2007, were as follows:

-----------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                    $11,039,109
  Depreciation                                                     (7,460,907)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          $3,578,202
-----------------------------------------------------------------------------

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .7500%
For the next $500 million                                                               .7250
For the next $500 million                                                               .7000
For the next $500 million                                                               .6750
For Managed Assets over $2 billion                                                      .6500
---------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall strategy and asset allocation decisions. The Adviser has entered into a Sub-Advisory Agreement with INTECH, under which INTECH manages the portion of the Fund's investment portfolio allocated to common stocks. The Adviser will also be responsible for the implementation of the Fund's option strategy. INTECH is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

term is defined in the Investment Company Act of 1940) of the Funds. One important implication of this is that the Fund will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Fund has concluded that there are no significant uncertain tax positions that require recognition in the Fund's financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

             Financial

             HIGHLIGHTS

           Financial

           HIGHLIGHTS (Unaudited)
         Selected data for a share outstanding throughout each period:

                                                                           Investment Operations
                                                                      --------------------------------
                                                                                           Net
                                                          Beginning          Net     Realized/
                                                          Net Asset   Investment    Unrealized
                                                              Value    Income(a)   Gain (Loss)   Total
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(b)                                                      $19.10         $.05          $.19   $0.24
------------------------------------------------------------------------------------------------------

                                                              Less Distributions
                                                         ----------------------------

                                                                Net                                   Ending    Ending
                                                         Investment   Capital           Offering   Net Asset    Market
                                                             Income     Gains   Total      Costs       Value     Value
------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007(b)                                                       $(.43)****     $-- $(.43)    $(.04)     $18.87   $ 18.36
------------------------------------------------------------------------------------------------------

*   Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

    Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***  After custodian fee credit.
**** Represent distributions paid "From and in excess of net investment income"
     for the six months ended June 30, 2007.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 27, 2007 (commencement of operations) through June 30, 2007.

                                                            Ratios/Supplemental Data
                            ----------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets    Ratios to Average Net Assets
        Total Returns                              Before Credit                  After Credit***
     --------------------                  -----------------------------   -----------------------------
     Based on    Based on                                            Net                             Net   Portfolio
       Market   Net Asset     Ending Net                      Investment                      Investment    Turnover
      Value**     Value**   Assets (000)       Expenses           Income       Expenses           Income        Rate
--------------------------------------------------------------------------------------------------------------------
        (6.05)%      1.05%      $308,610         1.05%*           1.02%*         1.05%*           1.02%*         24%
--------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to approve the advisory arrangements. At a meeting held on January 25, 2007 (the "Initial Approval Meeting"), the Board Members of the Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement between the Fund and Nuveen Asset Management ("NAM" or the "Adviser") and the Sub-Advisory Agreement between NAM and Enhanced Investment Technologies, LLC ("INTECH" or the "Sub-Adviser"). NAM and the Sub-Adviser are each a "Fund Adviser." The Fund is sometimes referred to herein as the "New Fund." The foregoing Investment Management Agreement with NAM and Sub-Advisory Agreement with the Sub-Adviser are hereafter referred to as the "Original Investment Management Agreement" and "Original Sub-Advisory Agreement," respectively.

Subsequent to the Initial Approval Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). The Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act"), each provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the "New Investment Management Agreement") with NAM, on behalf of the Fund, and a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between NAM and the Sub-Adviser, on behalf of the Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that the New Investment Management Agreement and New Sub-Advisory Agreement be approved by the Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement and an Interim Sub-Advisory Agreement to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreement.

As NAM serves as adviser to other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of NAM. At a meeting held on May 21, 2007 (the "May Meeting"), many of the investment management contracts with other Nuveen funds advised by NAM ("Existing Funds") were subject to their annual review. Although the Original Investment Management Agreement with the New Fund was recently initially approved and therefore not subject to the annual review at the May Meeting, the information provided and considerations made regarding NAM at the annual review as well as the initial approval continue to be relevant with respect to the evaluation of the New Investment Management Agreement. The Board therefore considered the foregoing as part of its deliberations of the New Investment Management Agreement. Similarly, the Original Sub-Advisory Agreement was not subject to the annual review at the May Meeting, but the information provided and considerations made regarding INTECH at the Initial Approval Meeting continue to be relevant with respect to the evaluation of the New Sub-Advisory Agreement. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior review of NAM and INTECH (as applicable) and the analysis undertaken and the conclusions reached by Board Members when determining to approve the Original Investment Management Agreement and Original Sub-Advisory Agreement.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers (as applicable) and the performance of the Nuveen funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Advisers. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, as noted, because NAM already serves as adviser for other Nuveen funds, the information provided regarding NAM at the annual review at the May Meeting supplemented the information received at the initial approval. INTECH, however, is a new Sub-Adviser to a New Fund in the Nuveen complex. Accordingly, the discussion below of Fund Advisers at the annual review does not include INTECH.

In preparation for their consideration of NAM at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- each Existing Fund's past performance as well as the Existing Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Existing Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meeting, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of the Fund Advisers (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Advisers; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Advisers. However, unlike Existing Funds, the New Fund did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and the Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the New Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating

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Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Nuveen funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the approval of the Original Investment Management Agreement and Original Sub-Advisory Agreement, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Fund; and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the other Nuveen funds and working with NAM on matters relating to the Nuveen funds.

At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

- product management;

- fund administration;

- oversight by shareholder services and other fund service providers;

- administration of Board relations;

- regulatory and portfolio compliance; and

- legal support.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members also considered NAM's ability and procedures to monitor the performance, business practices and compliance policies and procedures of sub-advisers. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

- maintaining shareholder communications;

- providing advertising for the Nuveen closed-end funds;

- maintaining its closed-end fund website;

- maintaining continual contact with financial advisers;

- providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

- evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

- maintaining an in-house trading desk;

- maintaining a product manager for the Preferred Shares;

- developing distribution for Preferred Shares with new market participants;

- maintaining an orderly auction process;

- managing leverage and risk management of leverage; and

- maintaining systems necessary to test compliance with rating agency criteria.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreement was essentially an agreement for portfolio management services only and that the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Original Investment Management Agreement and Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE NEW FUND AND FUND ADVISERS

The New Fund did not have its own performance history at its Initial Approval Meeting. However, the Board Members received certain simulated performance information regarding the proposed investment strategy for the New Fund.

C. FEES, EXPENSES AND PROFITABILITY

  1. Fees and Expenses

  With respect to the New Fund, at the Initial Approval Meeting, the Board considered the New Fund's proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. Based on their review of the overall fee arrangements of the New Fund, the Board Members determined that the advisory fees and expected expenses of the New Fund were reasonable.

  2. Comparisons with the Fees of Other Clients

  Due to their experience with other Nuveen funds, the Board Members are familiar with fees assessed to other clients of Nuveen or its affiliates. At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Nuveen funds (including the New Fund). The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Nuveen funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Nuveen funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Nuveen funds, the Board Members believe such facts justify the different levels of fees.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

  With respect to the New Fund, in considering the fees of the Sub-Adviser, the Board Members considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable.

  3. Profitability of the Fund Advisers

  In conjunction with its review of fees at the May Meeting, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

  In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the New Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement at the annual review, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D -- "Approval of the New Investment Management Agreement and New Sub-Advisory Agreement -- Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether a Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. The Board noted at the Initial Approval Meeting that the Sub-Adviser currently does not use soft dollar arrangements.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement and Original Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Original Investment Management Agreement and Original Sub-Advisory Agreement be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at the July Meeting, the Board of the Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement and New Sub-Advisory Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms),

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement and New Sub-Advisory Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

- any anticipated effect on the Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Fund as a result of the Transaction;

- any legal issues for the Fund as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of various investment management agreements with NAM and initially approved the

Original Investment Management Agreement and Original Sub-Advisory Agreement for the Fund, and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreement and New Sub-Advisory Agreement. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund's transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement and the New Sub-Advisory Agreement.

B. PERFORMANCE OF THE FUND

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the completion of the Transaction.

As a New Fund, the Fund did not have its own performance history at its Initial Approval Meeting. The Board Members received simulated performance information regarding the New Fund's proposed investment strategy. The Board Members noted that the New Fund has only been operating for a short period since its inception. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement and New Sub-Advisory Agreement.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the initial review, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the initial review, the Board Members determined that the Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreement and New Sub-Advisory Agreement, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the

Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

The fees paid under the New Sub-Advisory Agreement are the same as the Original Sub-Advisory Agreement. The Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the annual review, the Board Members were satisfied that NAM's level of profitability was reasonable in light of the services provided. Taking into account the Board's prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Adviser's levels of profitability were reasonable in light of the services provided.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Fund, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Fund (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement or New Sub-Advisory Agreement (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the Fund).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.
- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement and New Sub-Advisory Agreement should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement and Interim Sub-Advisory Agreement. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and Original Sub-Advisory Agreement, respectively.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     ESA-I-0607D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

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
ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)*   /s/ Kevin J. McCarthy
                            ---------------------------------------
                            Kevin J. McCarthy
                            Vice President and Secretary

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 6, 2007

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 6, 2007

* Print the name and title of each signing officer under his or her signature.